Other current liabilities	6 Months Ended
Jun. 30, 2026
Other current liabilities.
Other current liabilities

14.Other current liabilities

	At June 30,	At December 31,
(Euro thousands)	2026	2025
Due to related companies	53,565	37,553
Loan note	42,036	40,779
Accrued expenses	14,013	16,528
Payroll and employee benefits payables	13,826	17,618
Tax payables	6,418	7,372
Customer advances	5,322	5,190
Warrant liabilities	252	273
Other	5,247	8,704
Total other current liabilities	140,679	134,017

Loan note

The Loan Note is a secured loan note issued by the Company to Meritz Securities Co., Ltd., an investment firm incorporated in South Korea. For further details regarding the Loan Note, please refer to Note 28 — Other current liabilities in the Annual Consolidated Financial Statements.